Strive Announces SATA Enhancements and Purchase of Bitcoin & STRC
DALLAS, TX—(GLOBE NEWSWIRE)—March 11, 2026—Strive, Inc. (Nasdaq: ASST; SATA) (“Strive” or the “Company”) today announced the following updates:
•SATA dividend rate increased by 25 bps to 12.75%. Dividend declared of $1.0625 per share of SATA Stock to stockholders of record the close of business on April 1, 2026, payable on April 15, 2026
•Targeted SATA price range narrowed to $99-$101 from $95-$105
•Updated guidance to not issue SATA via ATM or follow-on offerings below $100.00
•Purchased 179 additional Bitcoin since last filing and now holds approximately 13,311 BTC
•Purchased $50 million (500,000 shares) of Strategy Variable Rate Series A Perpetual Stretch Preferred Stock (Nasdaq: STRC)
•SATA dividend reserve increased to 18 months (12 months cash and cash equivalents + 6 months STRC based on current STRC trading prices, which are subject to market conditions) from previously reported 12-month cash reserve
•Aggregate Bitcoin, STRC, and cash reserves cover over 19 years of SATA interest payments as of March 9th
•As of March 9, 2026, Strive held $143.4 million of cash and cash equivalents, of which $50 million was subsequently utilized to purchase shares of STRC, and approximately 13,311 Bitcoin. Strive had 56,897,668 shares of Class A common stock, 9,880,117 shares of Class B common stock, and 4,275,118 shares of SATA Stock outstanding as of March 9, 2026
“We believe Digital Credit could be a multi-trillion-dollar opportunity, and every single update today aims to improve the credit quality and lower the expected volatility profile of our Digital Credit product, SATA,” said Matthew Cole, Chairman & Chief Executive Officer of Strive, Inc. "We’re focused on building a track record of success for SATA by maintaining a stable trading range and keeping a strong balance sheet, which we believe will generate attractive long-term returns to our common equity shareholders vs our Bitcoin hurdle rate.”
“The addition of STRC to our balance sheet reflects our view that it is a high-quality credit instrument with a compelling risk-return profile that offers clear advantages over traditional fixed income assets,” said Jeff Walton, Chief Risk Officer of Strive. “Its combination of higher yield and greater liquidity allows us to optimize our capital structure and rethink how we allocate short and moderate duration capital. This positions Strive to strengthen our long-term financial profile and credit quality, and to maintain a disciplined, forward-looking approach to digital capital.”
“This latest purchase strengthens our balance sheet and reflects our disciplined approach to continued Bitcoin accumulation,” said Ben Werkman, Chief Investment Officer of Strive. “We believe both STRC and SATA offer a compelling investment opportunity for corporate balance sheets given the volatility profile, liquidity, and yield they offer to investors.”
About Strive
Strive is a structured finance company and institutional asset manager focused on disciplined capital allocation and long-term value creation. With Bitcoin as our hurdle rate for capital deployment, Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive holds approximately 13,311 Bitcoin as of March 9, 2026.
Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, manages over $2.5 billion in assets. Learn more at strive.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on the combined company’s future financial performance and the ability to successfully integrate the combined businesses, and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock or SATA Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive.
•These factors are not necessarily all of the factors that could cause the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the combined company’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, Strive’s Form S-4 filed on August 6, 2025 and October 10, 2025, under the “Supplementary Risk Factors” filed as an exhibit to Strive’s Current Report on Form 8-K filed with the SEC on September 24, 2025, Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific, Inc. with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Strive Media Contact:
media@strive.com
Investor Contact:
ir@strive.com

Source: Strive, Inc.

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